SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2003

Valley Community Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	000-30447	91-1913479

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identi- fication Number)

1307 East Main, Puyallup, Washington 98372

(Address of principal executive offices/Zip Code)

Registrant’s telephone number, including area code: (253) 848-2316

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
Item 9. REGULATION FD DISCLOSURE
EXHIBIT 99.1

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit 99.1 Press Release, dated July 28, 2003

Item 9.	REGULATION FD DISCLOSURE

     The information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

     On July 28, 2003, Valley Community Bancshares, Inc. issued a press release announcing financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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